FORM N-SAR FOR THE SEMI-ANNUAL PERIOD ENDED 6/30/01

                   REGISTRANT: METROPOLITAN SERIES FUND, INC.

ITEM 77: Attachments

SUB-ITEM 77C: Submission of matters to a vote of security holders

1. The Annual Meeting of the Shareholders of Metropolitan Series Fund, Inc. was held on April 27, 2001.

     Submitted to a vote at the meeting was the election of the following named persons as members of the Board of Directors of the Corporation as set forth opposite their respective names, being all the votes represented at the meeting:

                                       For                Withheld
                                  -----------------------------------
        Steve A. Garban           666,697,330.713      18,613,650.865
        Arthur Typermass          666,994,844.893      18,613,136.685
        David A. Levene           666,693,910.087      18,617,071.491
        Toby Rosenblatt           666,614,815.231      18,696,166.347
        Dean O. Morton            666,260,695.227      18,050,286.351
        Michael S. Scott Morton   666,695,355.727      18,615,625.851
        Linda B. Strumpf          666,976,850.697      18,334,400.881
        Hugh Jesse Arnelle        666,415,871.503      18,895,110.075

     Submitted to a vote at the meeting was the approval of the new investment management agreement with New England Investment Management, LLC for each of the Portfolios of the Corporation and set forth below are the appropriate number of votes in each Portfolio represented at the meeting:

Portfolio                                                        For              Against            Abstain
------------------------------------------------------------------------------------------------------------------
State Street Research Growth Portfolio                      83,069,409.739      27,057,750.982      5,303,126.128
State Street Research Income Portfolio                      37,565,157.763         983,610.731      1,980,419.508
State Street Research Diversified Portfolio                140,202,270.698       3,206,031.648      9,005,457.257
State Street Research Aggressive Growth Portfolio           44,480,583.551       1,342,462.627      2,563,176.087
State Street Research Money Market Portfolio                 4,521,643.285         346,792.065        126,225.963
State Street Research Aurora Small Cap Value Portfolio       6,192,722.649         130,558.390        178,387.519
Putnam International Stock Portfolio                        24,577,040.392         734,594.892      1,250,238.816
Putnam Large Cap Growth Portfolio                            3,218,287.939          17,643.142         85,945.162
Loomis Sayles High Yield Bond Portfolio                      7,611,787.868         146,001.852        370,710.252
Janus Mid Cap Portfolio                                     69,699,757.341       2,235,780.927      3,757,883.127
T. Rowe Price Small Cap Growth Portfolio                    22,254,581.280         712,333.672      1,180,248.863
T. Rowe Price Large Cap Growth Portfolio                    13,439,145.319         448,360.283        502,240.379
Scudder Global Equity Portfolio                             13,731,402.655         373,364.878        859,455.838
Harris Oakmark Large Cap Value Portfolio                     6,433,983.504         161,818.424        283,518.478
Lehman Brothers Aggregate Bond Index Portfolio              14,898,681.809         404,912.083        866,272.130
MetLife Mid Cap Stock Index Portfolio                        6,007,069.824         108,989.430        249,720.892
MetLife Stock Index Portfolio                              103,582,338.643       2,909,781.569      6,456,487.751
Morgan Stanley EAFE Index Portfolio                          8,514,494.957         164,426.807        367,235.101
Neuberger Berman Partners Mid Cap Value Portfolio            9,784,984.203         211,679.799        535,680.852
Russell 2000 Index Portfolio                                11,515,686.466         279,129.827        466,472.558

     Submitted to a vote at the meeting was the approval of the new sub-investment management agreement by and among Metropolitan Life Insurance Company, the Corporation and with New England Investment Management, LLC for certain Portfolios of the Corporation and set forth below are the appropriate number of votes in such Portfolios represented at the meeting:

Portfolio                                                       For                    Against         Abstain
------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index Portfolio             14,823,751.633         454,988.055         888,126.333
 MetLife Mid Cap Stock Index Portfolio                       6,007,069.824         108,989.430         249,720.892
 MetLife Stock Index Portfolio                             103,849,254.855       2,768,493.223       6,330,859.885
 Morgan Stanley EAFE Index Portfolio                         8,544,025.878         158,201.110         343,929.877
 Russell 2000 Index Portfolio                               77,602,584.753         231,944.874         426,759.223

     Submitted to a vote at the meeting was the approval of granting of authority to New England Investment Management, LLC to enter into new sub-investment management agreements without additional shareholder approval and set forth below are the appropriate number of votes in each Portfolio represented at the meeting:

Portfolio                                                        For                  Against           Abstain
----------------------------------------------------------------------------------------------------------------------
State Street Research Growth Portfolio                      77,376,783.263        7,164,241.225        6,537,287.360
State Street Research Income Portfolio                      35,382,642.057        2,806,105.785        2,340,440.160
State Street Research Diversified Portfolio                130,924,215.184       10,786,834.891       10,708,709.528
State Street Research Aggressive Growth Portfolio           41,482,995.587        3,860,114.504        3,043,112.173
State Street Research Money Market Portfolio                 4,194,841.828          564,413.272          235,406.213
State Street Research Aurora Small Cap Value Portfolio       5,885,402.982          387,969.791          228,295.785
Putnam International Stock Portfolio                        23,255,038.548        1,895,750.114        1,411,085.438
Putnam Large Cap Growth Portfolio                            2,972,616.521          121,000.340          228,259.381
Loomis Sayles High Yield Bond Portfolio                      7,266,594.673          460,075.655          401,829.645
Janus Mid Cap Portfolio                                     65,224,856.123        6,037,918.282        4,430,646.990
T. Rowe Price Small Cap Growth Portfolio                    21,058,208.925        1,872,578.483        1,216,378.407
T. Rowe Price Large Cap Growth Portfolio                    12,802,521.452          973,451.223          613,773.306
Scudder Global Equity Portfolio                             13,039,940.243        1,003,637.133          920,645.993
Harris Oakmark Large Cap Value Portfolio                     6,174,751.782          381,652.586          322,916.047
Lehman Brothers Aggregate Bond Index Portfolio              14,270,676.891          819,793.384        1,076,395.746
MetLife Mid Cap Stock Index Portfolio                        5,763,385.557          262,164.417          340,230.172
MetLife Stock Index Portfolio                               96,907,222.582        8,417,902.137        7,623,483.243
Morgan Stanley EAFE Index Portfolio                          8,151,852.158          372,962.999          521,341.708
Neuberger Berman Partners Mid Cap Value Portfolio            9,268,623.952          773,297.077          490,423.824
Russell 2000 Index Portfolio                                10,941,650.089          614,375.238          705,263.523

     Submitted to a vote at the meeting was the ratification of the selection of Deloitte & Touche as independent auditors for the Corporation for the Year 2001 and set forth below are the appropriate number of votes in each Portfolio represented at the meeting:

Portfolio                                                 For                        Against               Abstain
----------------------------------------------------------------------------------------------------------------------
State Street Research Growth Portfolio                      85,400,238.886         1,195,948.004         4,482,124.958
State Street Research Income Portfolio                      38,238,276.638           448,167.770         1,842,743.593
State Street Research Diversified Portfolio                142,518,508.964         1,513,206.548         8,382,044.091


State Street Research Aggressive Growth Portfolio           45,475,105.341           696,989.564         2,214,127.359
State Street Research Money Market Portfolio                 4,563,509.268           366,397.330            64,754.716
State Street Research Aurora Small Cap Value
 Portfolio                                                   6,323,689.103            19,214.860            58,764.595
Putnam International Stock Portfolio                        25,159,950.726           343,003.982         1,058,919.392
Putnam Large Cap Growth Portfolio                            3,207,112.092            13,969.871           100,794.279
Loomis Sayles High Yield Bond Portfolio                      7,718,998.135            50,521.293           358,980.545
Janus Mid Cap Portfolio                                     71,224,410.827         1,064,559.387         3,404,451.181
T. Rowe Price Small Cap Growth Portfolio                    22,688,097.053           282,228.252         1,176,838.510
T. Rowe Price Large Cap Growth Portfolio                    13,788,900.705           137,549.957           463,295.319
Scudder Global Equity Portfolio                             14,109,754.822           140,128.794           714,339.753
Harris Oakmark Large Cap Value Portfolio                     6,532,441.034            49,787.712           297,091.669
Lehman Brothers Aggregate Bond Index Portfolio              15,057,973.416           227,670.157           881,222.449
MetLife Mid Cap Stock Index Portfolio                        6,102,513.034            61,397.032           201,870.080
MetLife Stock Index Portfolio                              105,992,040.545         1,440,126.664         5,516,440.754
Morgan Stanley EAFE Index Portfolio                          8,671,926.140            61,078.897           313,151.828
Neuberger Berman Partners Mid Cap Value Portfolio           10,035,843.423            48,281.254           448,220.177
Russell 2000 Index Portfolio                                11,757,275.221            93,055.984           410,957.646


SUB-ITEM 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or by-laws;

Incorporated by reference to Post Effective Amendment No. 30 filed with SEC on April 4, 2001. (Addition of Janus Growth and Franklin Templeton Small Cap Growth Portfolios)

(d) Copies of all constituent instruments defining the rights of the holders of any new class of securities and of any amendments to constituent instruments referred to in answer to sub-item 77J;

Incorporated by reference to Post Effective Amendment No. 30 filed with SEC on April 4, 2001. (Metropolitan Series Fund, Inc. Class B and Class E Distribution Plan and the Plan Pursuant to Rule 18f-3 Under the Investment Company Act of
1940)

(e) Copies of any new or amended Registrant investment advisory contracts;

ALLISON, these are attached as separate documents per the attached table

                STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the State Street Research Investment Trust Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the State Street Research Investment Trust Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                       METROPOLITAN SERIES FUND, INC.


                                       By: _________________________________
                                           Christopher P. Nicholas, President


Attest: ________________________
        Danne L. Johnson, Secretary


                                       METLIFE ADVISERS, LLC


                                       By: _____________________________________
                                           John F. Guthrie, Jr.,
                                           Senior Vice-Senior


Attest: ________________________
        Name:
        Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                State Street Research Investment Trust Portfolio

                 1st $500 Million                .55%
                 next $500 Million               .50%
                 above $1 Billion                .45%
                 of the average daily value of the net assets of the Portfolio.

                STATE STREET RESEARCH INCOME PORTFOLIO INVESTMENT
                              MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the State Street Research Income Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the State Street Research Income Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                      METROPOLITAN SERIES FUND, INC.


                                      By:  _________________________________
                                           Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                      METLIFE ADVISERS, LLC


                                      By:  _____________________________________
                                           John F. Guthrie, Jr.,
                                           Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                     State Street Research Income Portfolio

                  1st $250 Million      .35%
                  next $250 Million     .30%
                  above $500 Million    .25%
                 of the average daily value of the net assets of the Portfolio.

                   STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the State Street Research Diversified Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the State Street Research Diversified Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                      METROPOLITAN SERIES FUND, INC.


                                      By: _________________________________
                                          Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                      METLIFE ADVISERS, LLC


                                      By: _________________________________
                                          John F. Guthrie, Jr.,
                                          Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                   State Street Research Diversified Portfolio

                  1st $500 Million          .50%
                  next $500 Million         .45%
                  above $1 Billion          .40%
                  of the average daily value of the net assets of the Portfolio.

                STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the State Street Research Aggressive Growth of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the State Street Research Aggressive Growth (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and
(ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                      METROPOLITAN SERIES FUND, INC.


                                      By: _________________________________
                                          Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                      METLIFE ADVISERS, LLC


                                      By: _________________________________
                                          John F. Guthrie, Jr.,
                                          Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                State Street Research Aggressive Growth Portfolio

                  1st $500 Million          .75%
                  next $500 Million         .70%
                  above $1 Billion          .65%
                  of the average daily value of the net assets of the Portfolio.

             STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the State Street Research Aurora Small Cap Value Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the State Street Research Aurora Small Cap Value Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and
(ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                     METROPOLITAN SERIES FUND, INC.


                                     By: _________________________________
                                         Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                     METLIFE ADVISERS, LLC


                                     By: _________________________________
                                         John F. Guthrie, Jr.,
                                         Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

             State Street Research Aurora Small Cap Value Portfolio

              1st $500 Million          .85%
              next $500 Million         .80%
              above $1 Billion          .75%
              of the average daily value of the net assets of the Portfolio.

                  STATE STREET RESEARCH MONEY MARKET PORTFOLIO
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the State Street Research Money Market Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the State Street Research Money Market Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.


                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                       METROPOLITAN SERIES FUND, INC.


                                       By: _________________________________
                                           Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                       METLIFE ADVISERS, LLC


                                       By: _________________________________
                                           John F. Guthrie, Jr.,
                                           Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                  State Street Research Money Market Portfolio

       .25% of the average daily value of the net assets of the Portfolio.

                    METLIFE STOCK INDEX PORTFOLIO INVESTMENT
                              MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the MetLife Stock Index Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the MetLife Stock Index Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

     The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

     All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                      METROPOLITAN SERIES FUND, INC.


                                      By: _________________________________
                                          Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                      METLIFE ADVISERS, LLC


                                      By: _________________________________
                                          John F. Guthrie, Jr.,
                                          Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    APPENDIX

                    METROPOLITAN LIFE INSURANCE COMPANY, INC.

                          MetLife Stock Index Portfolio

          The fee for the Portfolio is equal to an amount representing the actual cost (direct and indirect) to Metropolitan of providing the services set forth in this Agreement. Direct costs are based on actual time spent by personnel of Metropolitan involved in managing the Portfolio. Indirect costs are allocated based primarily on the percentage the assets of the Portfolio represent of all assets managed by Metropolitan.

                METLIFE MID CAP STOCK INDEX PORTFOLIO INVESTMENT
                              MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the MetLife Mid Cap Stock Index Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the MetLife Mid Cap Stock Index Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

       (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

       (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

       (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

       (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

       (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

       All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and
(ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                      METROPOLITAN SERIES FUND, INC.


                                      By: _________________________________
                                          Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                      METLIFE ADVISERS, LLC


                                      By: _________________________________
                                          John F. Guthrie, Jr.,
                                          Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                    METROPOLITAN LIFE INSURANCE COMPANY, INC.

                      MetLife Mid Cap Stock Index Portfolio

                      Metropolitan Series Fund Fee Schedule

     The fee for the Portfolio is equal to an amount representing the actual cost (direct and indirect) to Metropolitan of providing the services set forth in this Agreement. Direct costs are based on actual time spent by personnel of Metropolitan involved in managing the Portfolio. Indirect costs are allocated based primarily on the percentage the assets of the Portfolio represent of all assets managed by Metropolitan.

                LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Lehman Brothers Aggregate Bond Index Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Lehman Brothers Aggregate Bond Index Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                      Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and
(ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                      METROPOLITAN SERIES FUND, INC.


                                      By: _________________________________
                                          Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                      METLIFE ADVISERS, LLC


                                      By: _________________________________
                                          John F. Guthrie, Jr.,
                                          Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                 Lehman Brothers Aggregate Bond Index Portfolio

       .25% of the average daily value of the net assets of the Portfolio.

                   RUSSELL 2000(R) INDEX PORTFOLIO INVESTMENT
                              MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Russell 2000 Index Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Russell 2000 Index Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and
(ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                      METROPOLITAN SERIES FUND, INC.


                                      By: _________________________________
                                          Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                      METLIFE ADVISERS, LLC


                                      By: _________________________________
                                          John F. Guthrie, Jr.,
                                          Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                          Russell 2000 Index Portfolio

       .25% of the average daily value of the net assets of the Portfolio.

                MORGAN STANLEY EAFE(R) INDEX PORTFOLIO INVESTMENT
                              MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Morgan Stanley EAFE Index Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Morgan Stanley EAFE Index Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                      METROPOLITAN SERIES FUND, INC.


                                      By: _________________________________
                                          Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                      METLIFE ADVISERS, LLC


                                      By: _________________________________
                                          John F. Guthrie, Jr.,
                                          Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                       Morgan Stanley EAFE Index Portfolio

       .30% of the average daily value of the net assets of the Portfolio.

               LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO INVESTMENT
                              MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Loomis Sayles High Yield Bond Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Loomis Sayles High Yield Bond Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                      METROPOLITAN SERIES FUND, INC.


                                      By: _________________________________
                                          Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                      METLIFE ADVISERS, LLC


                                      By: _________________________________
                                          John F. Guthrie, Jr.,
                                          Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                     Loomis Sayles High Yield Bond Portfolio

       .70% of the average daily value of the net assets of the Portfolio.

                 PUTNAM INTERNATIONAL STOCK PORTFOLIO INVESTMENT
                              MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Putnam International Stock Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Putnam International Stock Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

     The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

     All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

(a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

(b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                       METROPOLITAN SERIES FUND, INC.


                                       By: _________________________________
                                           Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                       METLIFE ADVISERS, LLC


                                       By: _________________________________
                                           John F. Guthrie, Jr.,
                                           Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                      Putnam International Stock Portfolio

               1st $500 Million          .90%
               next $500 Million         .85%
               above $1 Billion          .80%
               of the average daily value of the net assets of the Portfolio.

                  PUTNAM LARGE CAP GROWTH PORTFOLIO INVESTMENT
                              MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Putnam Large Cap Growth Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Putnam Large Cap Growth Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and
     (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

     The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

     All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                    ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

(a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

(b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                         METROPOLITAN SERIES FUND, INC.


                                         By: _________________________________
                                             Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                         METLIFE ADVISERS, LLC


                                         By: _________________________________
                                             John F. Guthrie, Jr.,
                                             Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                        Putnam Large Cap Growth Portfolio

                      1st $500 Million          .80%
                      next $500 Million         .75%
                      above $1 Billion          .70%
         of the average daily value of the net assets of the Portfolio.

                    T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the T. Rowe Price Large Cap Growth Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the T. Rowe Price Large Cap Growth Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

       (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

       (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

       The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

       (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

       (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

       (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

       All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

(a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

(b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.


                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                       METROPOLITAN SERIES FUND, INC.


                                       By: _________________________________
                                           Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                       METLIFE ADVISERS, LLC


                                       By: _________________________________
                                           John F. Guthrie, Jr.,
                                           Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule


                    T. Rowe Price Large Cap Growth Portfolio

                    1st $50 Million           .70%
                    over $50 Million          .60%
         of the average daily value of the net assets of the Portfolio.

                    T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the T. Rowe Price Small Cap Growth Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the T. Rowe Price Small Cap Growth Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

       (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

       (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

       The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

       (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

       (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

       (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

       All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                         METROPOLITAN SERIES FUND, INC.


                                         By: _________________________________
                                             Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                         METLIFE ADVISERS, LLC


                                         By: _________________________________
                                             John F. Guthrie, Jr.,
                                             Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                    T. Rowe Price Small Cap Growth Portfolio

                    1st $100 Million          .55%
                    next $300 Million         .50%
                    above $400 Million        .45%
         of the average daily value of the net assets of the Portfolio.

                    HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Harris Oakmark Large Cap Value Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Harris Oakmark Large Value Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

       (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

       (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

       The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

       (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

       (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

       (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

       All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

(a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

(b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                        METROPOLITAN SERIES FUND, INC.


                                        By: _________________________________
                                            Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                        METLIFE ADVISERS, LLC


                                        By:  _________________________________
                                             John F. Guthrie, Jr.,
                                             Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                    Harris Oakmark Large Cap Value Portfolio

                  1st $250 Million          .75%
                  over $250 Million         .70%
                  of the average daily value of the net assets of the Portfolio.

                NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Neuberger Berman Partners Mid Cap Value Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Neuberger Berman Partners Mid Cap Value Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

       (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

       (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

       The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

       (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

       (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

       (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

       All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                          METROPOLITAN SERIES FUND, INC.


                                          By: _________________________________
                                              Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                          METLIFE ADVISERS, LLC


                                          By: _________________________________
                                              John F. Guthrie, Jr.,
                                              Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                Neuberger Berman Partners Mid Cap Value Portfolio

                1st $100 Million          .70%
                next $250 Million         .675%
                next $500 Million         .65%
                next $750 Million         .625%
                above $1.6 Billion        .60%
                of the average daily value of the net assets of the Portfolio.

             JANUS MID CAP PORTFOLIO INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Janus Mid Cap Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Janus Mid Cap Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

       (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

       (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

       The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

       (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

       (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

       (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

       All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                         METROPOLITAN SERIES FUND, INC.


                                         By: _________________________________
                                             Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                         METLIFE ADVISERS, LLC


                                         By: _________________________________
                                             John F. Guthrie, Jr.,
                                             Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                             Janus Mid Cap Portfolio

                  1st $100 Million          .75%
                  next $400 Million         .70%
                  over $500 Million         .65%
                  of the average daily value of the net assets of the Portfolio.

                   SCUDDER GLOBAL EQUITY PORTFOLIO INVESTMENT
                              MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Scudder Global Equity Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Scudder Global Equity Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

       (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

       (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

       The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

       (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

       (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

       (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

       All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

(a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

(b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                       METROPOLITAN SERIES FUND, INC.


                                       By: _________________________________
                                           Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                       METLIFE ADVISERS, LLC


                                       By: _________________________________
                                           John F. Guthrie, Jr.,
                                            Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                         Scudder Global Equity Portfolio

                  1st $50 Million           .90%
                  next $50 Million          .55%
                  next $400 Million         .50%
                  over $500 Million         .475%
                  of the average daily value of the net assets of the Portfolio.

                        JANUS GROWTH PORTFOLIO INVESTMENT
                              MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Janus Growth Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Janus Growth Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

       (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

       (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

       The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

       (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

       (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

       (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

       All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                         METROPOLITAN SERIES FUND, INC.


                                         By: _________________________________
                                             Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                         METLIFE ADVISERS, LLC


                                         By: _________________________________
                                             John F. Guthrie, Jr.,
                                             Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                             Janus Growth Portfolio

                  1st $500 Million          .80%
                  next $500 Million         .75%
                  over $1 Billion           .70%
                  of the average daily value of the net assets of the Portfolio.

                  FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO
                         INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager");

                              W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the Franklin Templeton Small Cap Growth Portfolio of the Fund with the Investment Manager;

NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                        Duties of the Investment Manager.

The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the Franklin Templeton Small Cap Growth Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

       (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

       (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

       The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

       (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of a Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                       Allocation of Charges and Expenses.

       (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

       (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

       All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                     Compensation of the Investment Manager.

For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The average daily value of the net assets of the Portfolio shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                      Activities of the Investment Manager.

The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                   Duration and Termination of this Agreement.

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                          Amendments of this Agreement.

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.
                                 Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                         METROPOLITAN SERIES FUND, INC.


                                         By: _________________________________
                                             Christopher P. Nicholas, President


Attest:  ________________________
         Danne L. Johnson, Secretary


                                         METLIFE ADVISERS, LLC


                                         By: _________________________________
                                             John F. Guthrie, Jr.,
                                             Senior Vice-President


Attest:  ________________________
         Name:
         Title:

                                    Appendix

                      Metropolitan Series Fund Fee Schedule

                  Franklin Templeton Small Cap Growth Portfolio

                1st $500 Million                   .90%
                over $500 Millioin                 .85%
                of the average daily value of the net assets of the Portfolio.

                  FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

                       SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Franklin Advisers, Inc., a California corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Franklin Templeton Small Cap Growth Portfolio as set forth in the Investment Management Agreement dated May 1, 2001 relating to the Franklin Templeton Small Cap Portfolio between the Fund and the Investment Manager (the "Franklin Templeton Small Cap

Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Franklin Templeton Small Cap Portfolio of the Fund with the Sub-Investment Manager;


     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                      Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Franklin Templeton Small Cap Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the

Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall exercise its discretion to take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     The Sub-Investment Manager shall have no responsibility with respect to maintaining custody of the Fund's assets. The Fund shall instruct its custodian to provide the Sub-Investment Manager with such information as the Sub-Investment Manager may reasonably request relating to daily cash levels held by the Fund.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price that is approximately averaged.

     In selecting brokers or dealers to execute orders on behalf of the Fund, the Sub-Investment Manager is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhances the Sub-investment Manager's investment research and portfolio management capability generally.

It is further understood that, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Investment Manager may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction of the Sub-Investment Manager determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e) provided by such broker, viewed in terms either of the Fund or the Sub-Investment Manager's overall responsibilities to its discretionary accounts.

     In connection with these services the Sub-Investment Manager will conduct investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will make decisions on proxy voting unless such decisions are expressly reserved by the Fund. However, the Sub-Investment Manager will not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. Should the Sub-Investment Manger undertake litigation against an issuer on behalf of accounts which it manages that are shareholders of such issuer, the Fund agrees to pay its portion of any applicable legal fees associated with the action or to forfeit any claim to any assets Sub-Investment Manager may recover and, in such case, agrees to hold Sub-Investment Manager harmless for excluding the Fund from such action. In the case of class action suits involving issuers held by the Fund, Sub-Investment Manager may include information about the Fund for purposes of participating in any settlements.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     ision of this Agreement, the Fund, the
Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.

                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Franklin Templeton Small Cap Growth Investment Management Agreement. Nothing in this Franklin Templeton Small Cap Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those that the Investment Manager agrees to pay.


                                 Other Matters.

     The Fund and the Investment Manager acknowledge that the performance of the Fund may differ from the performance of other accounts or investment companies managed by the Sub-Investment Manager and that the Sub-Investment Manager is not expected to replicate the holdings or returns of any other account or fund that it manages. The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The Sub-Investment Manager will pay the compensation of any such persons, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature. The Fund and the Investment Manager understand that Sub-Investment Manager may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Investment Manager with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Investment Manager any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Investment Manager, or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own accounts(s) or for the account of any other client.

     The Sub-Investment Manager also agrees upon the reasonable request of the Investment Manager or the Fund, to provide copies of the books and records relating to the Fund which the Sub-Investment Manager maintains to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

     The Sub-Investment Manager hereby gives the Fund, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name "Franklin Templeton" (hereinafter referred to as the "Marks") in the U.S. as part of the name of the Fund as follows: "Franklin Templeton Small Cap Growth Portfolio" in connection with the activities of the Fund contemplated by this Agreement. Such right does not include the right to allow third parties to use the Marks except as specifically provided in this Agreement. Neither the Fund nor the Investment Manager shall retain any right to use of the Marks after the termination of this Agreement. Upon termination of this Agreement, the Fund will immediately terminate all use of the Marks and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written, printed or electronic material or performance information that contains the Marks. The Fund agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Marks shall confirm to the terms of this Agreement, and any amendments thereto.

     All sales documentation, promotional, marketing, advertising or other written, printed or electronic material or performance information or data which includes the Marks which is prepared, controlled and/or issued by or on behalf of the Fund and/or the Investment Manager, and/or their agents or affiliates, shall require the written approval of Sub-Investment Manager prior to distribution. Such written or printed material may be distributed only in the U.S. and shall bear the following legend: "'Franklin Templeton' is a trademark of Franklin Resources, Inc. and/or its subsidiaries."

                                   ARTICLE 3.

                   Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Franklin Templeton Small Cap Growth Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.

                          Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.

     Notices to be given hereunder shall be addressed to:

                  Fund:             Christopher P. Nicholas
                                    President and Chief Operating Officer
                                    Metropolitan Series Fund, Inc.
                                    One Madison Avenue, Area 6E
                                    New York, New York 10010

        Investment Manager:         John F. Guthrie, Jr.
                                    Senior Vice-President
                                    MetLife Advisers, LLC
                                    501 Boylston Street
                                    Boston, Massachusetts 02116

        Sub-Investment Manager:     Franklin Advisers, Inc.
                                    777 Mariners Island Blvd.
                                    San Mateo, CA  94404
                                    Attn:  General Counsel

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                        METROPOLITAN SERIES FUND, INC.


                                        By ______________________________
                                           Christopher P. Nicholas
                                           President
Attest:


-------------------------
Danne L. Johnson
Secretary
                                        METLIFE ADVISERS, LLC


                                        By ___________________________
                                           John F. Guthrie, Jr
                                           Senior Vice-President
Attest:

---------------------------


                                        FRANKLIN ADVISERS, INC.



                                        By: _____________________________


Attest:



-----------------------------

                                    Appendix

                             FRANKLIN ADVISERS, INC.


                      Metropolitan Series Fund Fee Schedule

                  Franklin Templeton Small Cap Growth Portfolio


                 first $200 million     0.60%
                 next $300 million      0.52%
                 over $500 million      0.50%
                 of the average daily value of the net assets of the Portfolio

                    HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
                       SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Harris Associates L.P., a Delaware limited partnership (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Harris Oakmark Large Cap Value Portfolio as set forth in the Harris Oakmark Large Cap Value Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Harris Oakmark Large Cap Value Portfolio Investment Management Agreement"); and the Fund and the Investment

Manager desire to enter into a separate sub-investment management agreement with respect to the Harris Oakmark Large Cap Value Portfolio of the Fund with the Sub-Investment Manager;


     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                    ARTICLE 1

                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Harris Oakmark Large Cap Value Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus") and provided to Sub-Investment Manager in writing. Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and, to the extent operationally feasible, at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Registration Statement of the Fund, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                    ARTICLE 2

                          Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Harris Oakmark Large Cap Value Portfolio Investment Management Agreement. Nothing in this Harris Oakmark Large Cap Value Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                              The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                  Other Matters

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property as well as the Sub-Investment Manager's. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender copies of the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Registration Statement, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                    ARTICLE 3

                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Harris Oakmark Large Cap Value Portfolio Investment Management Agreement.

                                    ARTICLE 4

                                   Definitions

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                    ARTICLE 5

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                    ARTICLE 6

                                  Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                    ARTICLE 7

                                     Notices

           Notices to be given hereunder shall be addressed to:

                        Fund:         Christopher P. Nicholas
                                      President and Chief Operating Officer
                                      Metropolitan Series Fund, Inc.
                                      One Madison Avenue, Area 6E
                                      New York, New York 10010


      Investment Manager:             John F. Guthrie Jr.
                                      Senior Vice-President
                                      MetLife Advisers, LLC
                                      501 Boylston Street
                                      Boston, Massachusetts 02116

 Sub-Investment Manager:              Robert M. Levy
                                      Chief Executive Officer
                                      Margaret K. McLaughlin
                                      Senior Counsel
                                      Harris Associates L.P.
                                      Two North LaSalle Street
                                      Chicago, Illinois  60602-3790


     Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                       METROPOLITAN SERIES FUND, INC.


                                       By: ____________________
                                           Christopher P. Nicholas
                                           President
Attest:


____________________________
Danne L. Johnson
Secretary

                                       METLIFE ADVISERS, LLC


                                       By: ____________________
                                           John F. Guthrie Jr.
                                           Senior Vice-President

Attest:


___________________________
Thomas M. Lenz
Assistant Secretary

                                     HARRIS ASSOCIATES L.P.



                                      By: ________________________
                                          Robert M. Levy
                                          Chief Executive Officer
Attest:


___________________________
Margaret K. McLaughlin
Senior Counsel

                                    APPENDIX

                             HARRIS ASSOCIATES L.P.

                      Metropolitan Series Fund Fee Schedule

                    Harris Oakmark Large Cap Value Portfolio

                        0.450% on the first $100 Million
                        0.400% on the next $400 Million
                        0.350% over $500 Million

                of the average daily value of the net assets of the Portfolio

                             JANUS GROWTH PORTFOLIO
                       SUB-INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT made this 1st day of May 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Janus Capital Corporation, a Colorado corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Janus Growth Portfolio as set forth in the Janus Growth Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Janus Growth Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Janus Growth Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                    ARTICLE 1

                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Janus Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it. The Sub-Investment Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Investment Manager, whether public or private.

     Absent written instructions from the Investment Manager to the contrary, the Sub-Investment Manager shall place all orders for the purchase and sale of investment instruments for the Portfolio with brokers or dealers selected by the Sub-Investment Manager, which may include brokers or dealers affiliated with the Sub-Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. In allocating orders, the Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     The Sub-Investment Manager shall use its best efforts to obtain execution of portfolio transactions at prices that are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Investment Manager may, to the extent permitted by applicable laws or regulations, select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Portfolio and/or other accounts serviced by the Sub-Investment Manager. The Sub-Investment Manager may, to the extent so permitted, place portfolio transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if the Sub-Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Investment Manager and its affiliates have with respect to the Portfolio and to accounts over which they exercise investment discretion, and not all such services or products will necessarily be used by the Sub-Investment Manager in managing the Portfolio.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the

Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, which directly affect the Portfolio; and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request, provided that the Sub-Investment Manager shall not be responsible for Portfolio accounting, nor shall it be required to generate information derived from Portfolio accounting data.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     The Sub-Investment Manager shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Sub-Investment Manager shall not be responsible for the preparation or filing of any reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing. The Sub-Investment Manager shall vote proxies received in connection with securities held by the Portfolio.

     The Sub-Investment Manager shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Investment Manager has not been provided sufficient information by the Investment Manager, including without limitation, the "short-short" test and the 90%-source test of the Internal Revenue Code. The Investment Manager has the responsibility of obtaining and providing such information.

     The Sub-Investment Manager shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the Investment Company Act, and shall not be subject to any other code of ethics, including the Investment Manager's code of ethics, unless specifically adopted by the Sub-Investment Manager.

     Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the

Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                    ARTICLE 2

                          Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Janus Growth Portfolio Investment Management Agreement. Nothing in this Janus Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own organizational, operational and business expenses in connection with the performance of its duties under this Agreement but shall not be obligated to pay any expenses of the Investment Manager, the Fund, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the Investment Company Act shall be the sole responsibility of the Investment Manager.

                                  Other Matters

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement. The Investment Manager shall hold harmless and indemnify the Sub-Investment Manager, its affiliates, directors, officers, shareholders, employees or agents for any loss not directly resulting from the Sub-Investment Manager's willful misfeasance, bad faith or gross negligence.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective and, to the extent relevant, before filing with the SEC. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund. The Investment Manager shall timely furnish the Sub-Investment Manager with such additional information as may a reasonably necessary for or requested by the Sub-Investment Manager to perform its responsibilities pursuant to this Agreement.

     The Investment Manager shall be responsible for setting up and maintaining brokerage accounts and other accounts (or take such action as reasonably requested by the Sub-Investment Manager to enable it to establish such accounts) as the Sub-Investment Manager deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

     The Sub-Investment Manager shall have no liability for the acts or omissions of any custodian of the Portfolio's assets, including but not limited to, responsibility for the segregation requirements of the Investment Company Act or other applicable law.

                                    ARTICLE 3

                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Janus Growth Portfolio Investment Management Agreement.

                                    ARTICLE 4

                                   Definitions

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                    ARTICLE 5

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                    ARTICLE 6

                                  Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                    ARTICLE 7

                                     Notices

         Notices to be given hereunder shall be addressed to:

         Fund:             Christopher P. Nicholas
                           Vice-President and Chief Operating Officer
                           Metropolitan Series Fund, Inc.
                           One Madison Avenue, Area 6E

         Investment
         Manager:          John F. Guthrie, Jr.
                           Senior Vice-President
                           MetLife Advisers, LLC
                           501 Boylston Street
                           Boston, Massachusetts 02116

         Sub-Investment
         Manager:          David Tucker, Esq.
                           General Counsel
                           Janus Capital Corporation
                           100 Fillmore Street
                           Denver, Colorado 80206

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                           METROPOLITAN SERIES FUND, INC.



                                           By ___________________________
                                           Christopher P. Nicholas, President
Attest:



--------------------------
Danne L. Johnson, Secretary
                                            METLIFE ADVISERS, LLC



                                            ------------------------------
                                            John F. Guthrie, Jr.,
                                            Senior Vice President
Attest:


----------------------
                                            JANUS CAPITAL CORPORATION



                                            By _________________________
Attest:


---------------------

                                    APPENDIX

                            JANUS CAPITAL CORPORATION

                      Metropolitan Series Fund Fee Schedule

                             Janus Growth Portfolio



                      first $100M               0.55%
                      next $400M                0.50%
                      over $500M                0.45%
                 of the average daily value of the net assets of the Portfolio

                     JANUS MID CAP PORTFOLIO SUB-INVESTMENT

                              MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Janus Capital Corporation, a Colorado corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Janus Mid Cap Portfolio as set forth in the Janus Mid Cap Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Janus Mid Cap Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Janus Mid Cap Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                    ARTICLE 1

                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Janus Mid Cap Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it. The Sub-Investment Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Investment Manager, whether public or private.

     Absent written instructions from the Investment Manager, to the contrary, the Sub-Investment Manager shall place all orders for the purchase and sale of investment instruments for the Portfolio with brokers or dealers selected by the Sub-Investment Manager, which may include brokers or dealers affiliated with the Sub-Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. In allocating orders, the Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     The Sub-Investment Manager shall use its best efforts to obtain execution of portfolio transactions at prices that are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Investment Manager may, to the extent permitted by applicable laws or regulations, select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Portfolio and/or other accounts serviced by the Sub-Investment Manager. The Sub-Investment Manager may, to the extent so permitted, place portfolio transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if the Sub-Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Investment Manager and its affiliates have with respect to the Portfolio and to accounts over which they exercise investment discretion, and not all such services or products will necessarily be used by the Sub-Investment Manager in managing the Portfolio.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request, provided that the Sub-Investment Manager shall not be responsible for Portfolio accounting, nor shall it be required to generate information derived from Portfolio accounting data.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     The Sub-Investment Manager shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Sub-Investment Manager shall not be responsible for the preparation or filing of any reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing. The Sub-Investment Manager shall vote proxies received in connection with securities held by the Portfolio.

     The Sub-Investment Manager shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Investment Manager has not been provided sufficient information by the Investment Manager, including without limitation, the "short-short" test and the 90%-source test of the Internal Revenue Code. The Investment Manager has the responsibility of obtaining and providing such information.

     The Sub-Investment Manager shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the Investment Company Act, and shall not be subject to any other code of ethics, including the Investment Manager's code of ethics, unless specifically adopted by the Sub-Investment Manager.

                                    ARTICLE 2

                          Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Janus Mid Cap Portfolio Investment Management Agreement. Nothing in this Janus Mid Cap Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own organizational, operational and business expenses in connection with the performance of its duties under this Agreement but shall not be obligated to pay any expenses of the Investment Manager, the Fund, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the Investment Company Act shall be the sole responsibility of the Investment Manager.

                                  Other Matters

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement. The Investment Manager shall hold harmless and indemnify the Sub-Investment Manager, its affiliates, directors, officers, shareholders, employees or agents for any loss not directly resulting from the Sub-Investment Manager's willful misfeasance, bad faith or gross negligence.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective and, to the extent relevant, before filing with the SEC. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund. The Investment Manager shall timely furnish the Sub-Investment Manager with such additional information as may a reasonably necessary for or requested by the Sub-Investment Manager to perform its responsibilities pursuant to this Agreement.

     The Investment Manager shall be responsible for setting up and maintaining brokerage accounts and other accounts (or take such action as reasonably requested by the Sub-Investment Manager to enable it to establish such accounts) as the Sub-Investment Manager deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

     The Sub-Investment Manager shall have no liability for the acts or omissions of any custodian of the Portfolio's assets, including but not limited to, responsibility for the segregation requirements of the Investment Company Act or other applicable law.

                                    ARTICLE 3

                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Janus Mid Cap Portfolio Investment Management Agreement.

                                    ARTICLE 4

                                   Definitions

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                    ARTICLE 5

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                    ARTICLE 6

                                  Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                    ARTICLE 7

                                     Notices

         Notices to be given hereunder shall be addressed to:

         Fund:             Christopher P. Nicholas
                           Vice-President and Chief Operating Officer
                           Metropolitan Series Fund, Inc.
                           One Madison Avenue, Area 6E
                           New York, New York  10010

         Investment
         Manager:          John F. Guthrie, Jr.
                           Senior Vice-President
                           MetLife Advisers, LLC
                           501 Boylston Street
                           Boston, Massachusetts 02116

         Sub-Investment
         Manager:          General Counsel
                           Janus Capital Corporation
                           100 Fillmore Street
                           Denver, Colorado 80206

     Changes in the foregoing notice provisions may be made by notice in shall be effective upon delivery.

                                            METROPOLITAN SERIES FUND, INC.



                                            By: ________________________
                                                Christopher P. Nicholas,
                                                President
Attest:



-------------------------
Danne L. Johnson, Secretary
                                            METLIFE ADVISERS, LLC




                                            By: ____________________________
                                                John F. Gurthrie, Jr.
                                                Senior Vice-President
Attest:


---------------------------
                                            JANUS CAPITAL CORPORATION



                                            By: ____________________
                                                Stephen Stieneker
Attest:



-----------------------
Bonnie Howe

                                    APPENDIX

                            JANUS CAPITAL CORPORATION

                      Metropolitan Series Fund Fee Schedule

                             Janus Mid Cap Portfolio

                        First $100 Million         .55%
                        next $400 Million          .50%
                        over $500 Million          .45%
               of the average daily value of the net  assets of the Portfolio

                LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO
                       SUB-INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Metropolitan Life Insurance Company, a New York corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Sub-Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Lehman Brothers(R) Aggregate Bond Index Portfolio as set forth in the Lehman Brothers(R) Aggregate Bond Index Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Lehman Brothers(R) Aggregate Bond Index Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Lehman Brothers(R) Aggregate Bond Index Portfolio of the Fund with the Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                      Duties of the Sub-Investment Manager

Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Lehman Brothers(R) Aggregate Bond Index Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                          Sub-Investment Management Fee

The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Lehman Brothers(R) Aggregate Bond Index Portfolio Investment Management Agreement. Nothing in this Lehman Brothers(R) Aggregate Bond Index Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                              The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                  Other Matters

The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                   Duration and Termination of this Agreement

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Lehman Brothers Aggregate Bond Index Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                   Definitions

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                          Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                  Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                     Notices

Notices to be given hereunder shall be addressed to:

   Fund:                    Christopher P. Nicholas
                            President and Chief Operating Officer
                            Metropolitan Series Fund, Inc.
                            One Madison Avenue, Area 6E
                            New York, New York 10010

   Investment Manager:      John F. Guthrie, Jr.
                            Senior Vice-President
                            MetLife Advisers, LLC
                            501 Boylston Street
                            Boston, Massachusetts 02116

   Sub-Investment Manager:  Gary A. Beller, Esq.
                            Senior Executive Vice-President and General Counsel Metropolitan Life Insurance Company
                            One Madison Avenue, Area 11G
                            New York, New York 10010
Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                         METROPOLITAN SERIES FUND, INC.



                                         By __________________________________
                                              Christopher P. Nicholas
                                              President

Attest:


----------------------------
Danne L. Johnson
Secretary

                                         METROPOLITAN LIFE INSURANCE COMPANY



                                         By __________________________________
                                              Gary A. Beller
                                              Senior Executive Vice-President

Attest:


-----------------------


                                         METLIFE ADVISERS, LLC


                                         By_________________________________
                                              John F. Guthrie, Jr.
                                              Senior Vice-President
Attest:


--------------------------

                                    Appendix

                    METROPOLITAN LIFE INSURANCE COMPANY, INC.

                LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO

                      Metropolitan Series Fund Fee Schedule


     The fee for the Portfolio is equal to an amount representing the actual cost (direct and indirect) to Metropolitan of providing the services set forth in this Agreement. Direct costs are based on actual time spent by personnel of Metropolitan involved in managing the Portfolio. Indirect costs are allocated based primarily on the percentage the assets of the Portfolio represent of all assets managed by Metropolitan.

                     LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

                       SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Loomis, Sayles & Company, L.P., a Delaware limited partnership (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manger is engaged principally in the business of rendering advisory services and is registered as a investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Loomis Sayles High Yield Bond

Portfolio as set forth in the Loomis Sayles High Yield Bond Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Loomis Sayles High Yield Bond Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Loomis Sayles High Yield Bond Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                      Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Loomis Sayles High Yield Bond Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.

                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Loomis Sayles High Yield Bond Portfolio Investment Management Agreement. Nothing in this Loomis Sayles High Yield Bond Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.

                   Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Loomis Sayles High Yield Bond Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.

                          Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.

           Notices to be given hereunder shall be addressed to:

                    Fund:             Christopher P. Nicholas
                                      President and Chief Operating Officer
                                      Metropolitan Series Fund, Inc.
                                      One Madison Avenue, Area 6E
                                      New York, New York 10010

           Investment Manager:        John F. Guthrie, Jr.
                                      Senior Vice-President
                                      MetLife Advisers, LLC
                                      501 Boylston Street
                                      Boston, Massachusetts 02116

Sub-Investment Manager:               Daniel J. Fuss
                                      Executive Vice President
                                      Loomis, Sayles & Company, L.P.
                                      One Financial Center
                                      Boston, Massachusetts 02111

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                       METROPOLITAN SERIES FUND, INC.


                                       By ______________________________
                                          Christopher P. Nicholas
                                          President
Attest:


-------------------------
Danne L. Johnson
Secretary
                                       METLIFE ADVISERS, LLC


                                       By ___________________________
                                          John F. Guthrie, Jr
                                          Senior Vice-President
Attest:

---------------------------


                                        LOOMIS, SAYLES & COMPANY, L.P.


                                        By _____________________________

Attest:


------------------------------

                                    Appendix

                         LOOMIS, SAYLES & COMPANY, L.P.

                      Metropolitan Series Fund Fee Schedule

                     Loomis Sayles High Yield Bond Portfolio


        .50% of the average daily value of the net assets of the Portfolio.

                     METLIFE MID CAP STOCK INDEX PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Metropolitan Life Insurance Company, a New York corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :


WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Sub-Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the MetLife Mid Cap Stock Index Portfolio as set forth in the MetLife Mid Cap Stock Index Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "MetLife Mid Cap Stock Index Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the MetLife Mid Cap Stock Index Portfolio of the Fund with the Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                      Duties of the Sub-Investment Manager

Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's MetLife Mid Cap Stock Index Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                          Sub-Investment Management Fee

The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the MetLife Mid Cap Stock Index Portfolio Investment Management Agreement. Nothing in this MetLife Mid Cap Stock Index Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                              The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.


                                  Other Matters

The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                   Duration and Termination of this Agreement

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the MetLife Mid Cap Stock Index Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                   Definitions

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                          Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                  Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                     Notices

Notices to be given hereunder shall be addressed to:

                  Fund:             Christopher P. Nicholas
                                    President and Chief Operating Officer
                                    Metropolitan Series Fund, Inc.
                                    One Madison Avenue, Area 6E
                                    New York, New York  10010

            Investment Manager:     John F. Guthrie, Jr.
                                    Senior Vice-President
                                    MetLife Advisers, LLC
                                    501 Boylston Street
                                    Boston, Massachusetts  02116

      Sub-Investment Manger:        Gary A. Beller, Esq.
                                    Senior Executive Vice-President
                                    and General Counsel
                                    Metropolitan Life Insurance Company
                                    One Madison Avenue, Area 11G
                                    New York, New York  10010

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                 METROPOLITAN SERIES FUND, INC.



                                 By ________________________________
                                     Christopher P. Nicholas, President

Attest:


-----------------------------
Danne L. Johnson, Secretary

                                METROPOLITAN LIFE INSURANCE COMPANY




                                 By __________________________________
                                     Gary A. Beller,
                                     Senior Executive Vice-President
Attest:


-------------------------
Assistant Secretary


                                 METLIFE ADVISERS, LLC



                                 By_________________________________
                                     John F. Guthrie, Jr.,
                                     Senior Vice-President
Attest:


----------------------------

                                    APPENDIX

                    METROPOLITAN LIFE INSURANCE COMPANY, INC.

                      METLIFE MIDCAP STOCK INDEX PORTFOLIO

                      Metropolitan Series Fund Fee Schedule

         .25% of the average daily value of the net assets of the Portfolio

                  METLIFE STOCK INDEX PORTFOLIO SUB-INVESTMENT

                              MANAGEMENT AGREEMENT


AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Metropolitan Life Insurance Company, a New York corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :


WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Sub-Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the MetLife Stock Index Portfolio as set forth in the MetLife Stock Index Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "MetLife Stock Index Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the MetLife Stock Index Portfolio of the Fund with the Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                      Duties of the Sub-Investment Manager

Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's MetLife Stock Index Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                          Sub-Investment Management Fee

The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the MetLife Stock Index Portfolio Investment Management Agreement. Nothing in this MetLife Stock Index Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                              The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters.

The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                   Duration and Termination of this Agreement

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the MetLife Stock Index Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                   Definitions

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                          Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                  Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment

Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                     Notices

Notices to be given hereunder shall be addressed to:

                  Fund:             Christopher P. Nicholas
                                    President and Chief Operating Officer
                                    Metropolitan Series Fund, Inc.
                                    One Madison Avenue, Area 6E
                                    New York, New York  10010

        Investment Manager:         John F. Guthrie, Jr.
                                    Senior Vice-President
                                    MetLife Advisers, LLC
                                    501 Boylston Street
                                    Boston, Massachusetts  02116

     Sub-Investment Manger:         Gary A. Beller, Esq.
                                    Senior Executive Vice-President
                                    and General Counsel
                                    Metropolitan Life Insurance Company
                                    One Madison Avenue, Area 11G
                                    New York, New York  10010

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                    METROPOLITAN SERIES FUND, INC.



                                    By ________________________________
                                        Christopher P. Nicholas, President

Attest:


-----------------------------
Danne L. Johnson, Secretary

                                   METROPOLITAN LIFE INSURANCE COMPANY




                                    By __________________________________
                                        Gary A. Beller,
                                        Senior Executive Vice-President
Attest:


-------------------------
Assistant Secretary


                                    METLIFE ADVISERS, LLC



                                    By_________________________________
                                        John F. Guthrie, Jr.,
                                        Senior Vice-President
Attest:


----------------------------

                                    Appendix

                    METROPOLITAN LIFE INSURANCE COMPANY, INC.

                          METLIFE STOCK INDEX PORTFOLIO

                      Metropolitan Series Fund Fee Schedule


     The fee for the Portfolio is equal to an amount representing the actual cost (direct and indirect) to Metropolitan of providing the services set forth in this Agreement. Direct costs are based on actual time spent by personnel of Metropolitan involved in managing the Portfolio. Indirect costs are allocated based primarily on the percentage the assets of the Portfolio represent of all assets managed by Metropolitan.

    MORGAN STANLEY EAFE(R)INDEX PORTFOLIO SUB-INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Metropolitan Life Insurance Company, a New York corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Sub-Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Morgan Stanley EAFE(R) Index Portfolio as set forth in the Morgan Stanley EAFE(R) Index Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Morgan Stanley EAFE(R) Index Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Morgan Stanley EAFE(R) Index Portfolio of the Fund with the Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                      Duties of the Sub-Investment Manager

Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Morgan Stanley EAFE(R) Index Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment

Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                          Sub-Investment Management Fee

The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Morgan Stanley EAFE(R) Index Portfolio Investment Management Agreement. Nothing in this Morgan Stanley EAFE(R) Index Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                              The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.


                                 Other Matters.

The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                   Duration and Termination of this Agreement

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Morgan Stanley EAFE(R) Index Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                   Definitions


The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.


                                   ARTICLE 5.
                          Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                  Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.


                                   ARTICLE 7.
                                     Notices

Notices to be given hereunder shall be addressed to:

                  Fund:             Christopher P. Nicholas
                                    President and Chief Operating Officer
                                    Metropolitan Series Fund, Inc.
                                    One Madison Avenue, Area 6E
                                    New York, New York  10010

         Investment Manager:        John F. Guthrie
                                    Senior Vice-President
                                    MetLife Advisers, LLC
                                    501 Boylston Street
                                    Boston, Massachusetts  02116

        Sub-Investment Manger:      Gary A. Beller, Esq.
                                    Senior Executive Vice-President
                                    and General Counsel
                                    Metropolitan Life Insurance Company
                                    One Madison Avenue, Area 11G
                                    New York, New York  10010

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                     METROPOLITAN SERIES FUND, INC.



                                     By ________________________________
                                         Christopher P. Nicholas, President

Attest:


-----------------------------
Danne L. Johnson, Secretary

                                    METROPOLITAN LIFE INSURANCE COMPANY




                                     By __________________________________
                                         Gary A. Beller,
                                         Senior Executive Vice-President
Attest:


-------------------------
Assistant Secretary


                                     METLIFE ADVISERS, LLC



                                     By_________________________________
                                         John F. Guthrie, Jr.,
                                         Senior Vice-President
Attest:


----------------------------

                                    Appendix

                    METROPOLITAN LIFE INSURANCE COMPANY, INC.

                     MORGAN STANLEY EAFE(R) INDEX PORTFOLIO

                      Metropolitan Series Fund Fee Schedule

     The fee for the Portfolio is equal to an amount representing the actual cost (direct and indirect) to Metropolitan of providing the services set forth in this Agreement. Direct costs are based on actual time spent by personnel of Metropolitan involved in managing the Portfolio. Indirect costs are allocated based primarily on the percentage the assets of the Portfolio represent of all assets managed by Metropolitan.

               NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO
                      SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC, a Delaware limited liability company, and Neuberger Berman Management Inc., a New York corporation (the Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory and management services and is registered as an investment adviser under the Advisers Act; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Neuberger Berman Partners Mid Cap Value Portfolio as set forth in the Neuberger Berman Partners Mid Cap Value Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Neuberger Berman Partners

Mid Cap Value Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Neuberger Berman Partners Mid Cap Value Portfolio of the Fund with the Sub-Investment Manager;

           NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                    ARTICLE 1

                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Neuberger Berman Partners Mid Cap Value Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus") and provided to the Sub-Investment Manager in writing. Should the Board of

Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall not be liable to the Fund, the Portfolio or the Investment Manager, or any shareholder of the Fund, and the Investment Manager shall indemnify and hold harmless the Sub-Investment Manager for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees and expenses) sustained in connection with adherence to such determination.

     The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary and appropriate to implement the investment policies of the Portfolio, determined as provided above, and in particular to open accounts and to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with any other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     With respect to brokerage and subject to the policies set forth above and in the Prospectus, the Sub-Investment Manager may cause the Portfolio to pay a broker a commission for executing a portfolio transaction in excess of the commission another broker would have charged for effecting the same transaction if the difference is reasonably justified by other aspects of portfolio execution or research services offered. Subject to such policies as the Board of Directors of the Fund may determine, the Sub-Investment Manager shall not be deemed to have acted unlawfully or to have breached a duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Investment Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research or brokerage services provided by such broker, viewed in terms of either that particular transaction or the Sub-Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager, Sub-Investment Manager and the Fund further agree that the Sub-Investment Manager is authorized to employ an affiliated broker-dealer as the Portfolio's principal broker.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including recommendations of prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed by the Sub-Investment Manager appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                    ARTICLE 2

                          Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Neuberger Berman Partners Mid Cap Value Portfolio Investment Management Agreement and nothing in that agreement shall change or affect the terms of this Sub-Investment Management Agreement. Nothing in this Neuberger Berman Partners Mid Cap Value Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay and will not be responsible for any Fund expenses.

                                  Other Matters

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property as well as the Sub-Investment Manager's. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender copies of the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, its shareholders or the Investment Manager in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement. The Sub-Investment Manager, the Fund and the Investment Manager further agree that the Sub-Investment Manager shall bear no responsibilities or obligations for any portfolios of the Fund other than the Portfolio and any other portfolio of the Fund with respect to which it serves as sub-advisor.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Registration Statement, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

     The Investment Manager, the Fund and the Sub-Investment Manager agree that any information or recommendation supplied by the Sub-Investment Manager in connection with the performance of its obligations hereunder is to be regarded as confidential for use only by the Investment Manager, the Fund, or such person as the Investment Manager may designate in connection with the Portfolio.

     The Investment Manager represents and warrants that the appointment of the Sub-Investment Manager by the Investment Manager and the Fund has been duly authorized.

                                    ARTICLE 3

                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Neuberger Berman Partners Mid Cap Value Portfolio Investment Management Agreement.

                                    ARTICLE 4

                                   Definitions

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                    ARTICLE 5

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                    ARTICLE 6

                                  Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                    ARTICLE 7

                                     Notices

Notices to be given hereunder shall be addressed to:

                        Fund:         Christopher P. Nicholas
                                      President and Chief Operating Officer
                                      Metropolitan Series Fund, Inc.
                                      One Madison Avenue, Area 7G
                                      New York, New York 10010

      Investment Manager:             John F. Guthrie, Jr.
                                      Senior Vice-President
                                      MetLife Adviser, LLC
                                      501 Boylston Street
                                      Boston, MA  02116

       Sub-Investment                 Ms. Ellen Metzger, Esq.
         Manager:                     Vice-President and General Counsel
                                      Neuberger Berman Management Inc.
                                      605 Third Avenue - 2nd Floor
                                      New York, NY  10158-0180

Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon receipt.

                                   METROPOLITAN SERIES FUND, INC


                                   By:  ___________________
                                        Christopher P. Nicholas
                                        President
Attest:

------------------
Danne L. Johnson
Secretary

                                   METLIFE ADVISERS, LLC


                                   By:  ___________________
                                        John F. Guthrie, Jr.
                                        Senior Vice President

Attest:


------------------


                                   NEUBERGER BERMAN MANAGEMENT INC.


                                   By: ___________________
Attest:


------------------

                                    APPENDIX

                        NEUBERGER BERMAN MANAGEMENT INC.

                      Metropolitan Series Fund Fee Schedule

                Neuberger Berman Partners Mid Cap Value Portfolio

                       1st $250 Million           .45%
                       next $750 Million          .40%
                       over $1 Billion            .35%


             of the average daily value of the net assets of the Portfolio

                      PUTNAM INTERNATIONAL STOCK PORTFOLIO

                       SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Putnam Investment Management, LLC., a Delaware limited liability company (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Putnam International Stock Portfolio (formerly known as the Santander International Stock Portfolio) as set forth in the Investment Management Agreement dated May 1, 2001 relating to the Putnam International Stock Portfolio between the Fund and the Investment Manager (the "Putnam International Stock Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Putnam International Stock Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                      Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Putnam International Stock Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and, so far as it is in its power and authority, the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code). The Investment Manager acknowledges and agrees that the Sub-Investment Manager's compliance with such obligations with respect to the Code will be based, in part, on information supplied by the Investment Manager or its agents as to the Portfolio, such as Portfolio security lot gain/loss allocation. The Sub-Investment Manager shall have no responsibility for any losses due to inaccurate or untimely information supplied by the Investment Manager.

     The Sub-Investment Manager shall not be responsible for the administrative affairs of the Fund including, but not limited to, accounting and pricing the Portfolio except as specifically agreed to herein. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants due to a lack of market or broker quotations, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.

                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Putnam International Stock Portfolio Investment Management Agreement. Nothing in this Putnam International Stock Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that, to the extent required by the Investment Company Act, all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

     The Investment Manager may use (and shall cause all of its affiliates, including the Fund, to use, the names "Putnam Investment Management, Inc.", "Putnam Investment Management", "Putnam Investments" or "Putnam" or any derivation thereof only for so long as this Agreement or any extension, renewal or amendment remains in effect. At such times as this Agreement shall no longer be in effect, the Investment Manager shall cease to use (and shall cause its affiliates to cease using) any name using any of the foregoing terms or any other name indicating that the Portfolio is advised by or otherwise connected with the Sub-Investment Manager. The Investment Manager acknowledges that the Fund has included the name "Putnam" in the Portfolio through permission of the Sub-Investment Manager and the Sub-Investment Manager retains all rights to such name.

     The Investment Manager will not, and will cause its affiliates to not, refer to or describe the Sub-Investment Manager in any prospectus, proxy statement, sales literature or other material except with the written permission of the Sub-Investment Manager, which permission shall not unreasonably be withheld.

                                   ARTICLE 3.

                   Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Putnam International Stock Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.

                          Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.

           Notices to be given hereunder shall be addressed to:

                    Fund:    Christopher P. Nicholas
                             President and Chief Operating Officer
                             Metropolitan Series Fund, Inc.
                             One Madison Avenue, Area 6E
                             New York, New York 10010

Investment Manager:          John F. Guthrie, Jr
                             Senior Vice-President
                             MetLife Advisers, LLC
                             501 Boylston Street
                             Boston, Massachusetts 02116

Sub-Investment Manager:      Putnam Investment Management, LLC
                             One Post Office Square
                             Boston, Massachusetts 02109
                             Attention: Eric S. Levy

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                        METROPOLITAN SERIES FUND, INC.


                                        -------------------------------------
                                        Christopher P. Nicholas, President
Attest:


--------------------------------
Danne L. Johnson
Secretary

                                        METLIFE  ADVISERS, LLC


                                        -------------------------------------
                                        John F. Guthrie, Jr.,
                                        Senior Vice-President
Attest:


----------------------------
Assistant Secretary
                                        PUTNAM INVESTMENT
                                        MANAGEMENT, LLC


                                        -------------------------------------
                                        Name:
                                        Title:
Attest:


----------------------------

                                    Appendix

                        PUTNAM INVESTMENT MANAGEMENT, LLC


                      Metropolitan Series Fund Fee Schedule

                      Putnam International Stock Portfolio


                              1st $150 Million .65%
                             next $150 Million         .55%
                             over $300 Million         .45%
               of the average daily value of the net assets of the Portfolio

                        PUTNAM LARGE CAP GROWTH PORTFOLIO

                       SUB-INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Putnam Investment Management, LLC, a Delaware limited liability company (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Putnam Large Cap Growth as set forth in the Investment Management Agreement dated May 1, 2001 relating to the Putnam Large Cap Growth Portfolio between the Fund and the Investment Manager (the "Putnam Large Cap Growth Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Putnam Large Cap Growth Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                      Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Putnam Large Cap Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the

Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and, so far as it is in its power and authority, the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code). The Investment Manager acknowledges and agrees that the Sub-Investment Manager's compliance with such obligations with respect to the Code will be based, in part, on information supplied by the Investment Manager or its agents as to the Portfolio, such as Portfolio security lot gain/loss allocation. The Sub-Investment Manager shall have no responsibility for any losses due to inaccurate or untimely information supplied by the Investment Manager.

     The Sub-Investment Manager shall not be responsible for the administrative affairs of the Fund including, but not limited to, accounting and pricing the Portfolio except as specifically agreed to herein. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants due to a lack of market or broker quotations, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.

                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Putnam Large Cap Growth Portfolio Investment Management Agreement. Nothing in this Putnam Large Cap Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that, to the extent required by the Investment Company Act, all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

     The Investment Manager may use (and shall cause all of its affiliates, including the Fund, to use, the names "Putnam Investment Management, Inc.", "Putnam Investment Management", "Putnam Investments" or "Putnam" or any derivation thereof only for so long as this Agreement or any extension, renewal or amendment remains in effect. At such times as this Agreement shall no longer be in effect, the Investment Manager shall cease to use (and shall cause its affiliates to cease using) any name using any of the foregoing terms or any other name indicating that the Portfolio is advised by or otherwise connected with the Sub-Investment Manager. The Investment Manager acknowledges that the Fund has included the name "Putnam" in the Portfolio through permission of the Sub-Investment Manager and the Sub-Investment Manager retains all rights to such name.

     The Investment Manager will not, and will cause its affiliates to not, refer to or describe the Sub-Investment Manager in any prospectus, proxy statement, sales literature or other material except with the written permission of the Sub-Investment Manager, which permission shall not unreasonably be withheld.

                                   ARTICLE 3.

                   Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Putnam Large Cap Growth Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.

                          Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.

           Notices to be given hereunder shall be addressed to:

                    Fund:             Christopher P. Nicholas
                                      President and Chief Operating Officer
                                      Metropolitan Series Fund, Inc.
                                      One Madison Avenue, Area 6E
                                      New York, New York 10010

        Investment Manager:           John F. Guthrie
                                      Senior Vice-President
                                      MetLife Advisers, LLC
                                      501 Boylston Street
                                      Boston, Massachusetts 02116

        Sub-Investment Manager:       Putnam Investment Management, LLC
                                      One Post Office Square
                                      Boston, Massachusetts 02109
                                      Attention: Eric S. Levy

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                         METROPOLITAN SERIES FUND, INC.



                                         By ___________________________
                                            Christopher P. Nicholas
                                            Presidnet
Attest:


-----------------------------
Danne L. Johnson
Secretary
                                         METLIFE ADVISERS, LLC


                                         By ____________________________
                                              John F. Guthrie, Jr.
                                              Senior Vice-President

Attest:

---------------------------

                                         PUTNAM INVESTMENT
                                         MANAGEMENT, LLC


                                         By ____________________________

Attest:


-------------------------------

                                    Appendix

                        PUTNAM INVESTMENT MANAGEMENT, LLC


                      Metropolitan Series Fund Fee Schedule

                        Putnam Large Cap Growth Portfolio


                             1st $150 Million          .50%
                             next $150 Million         .45%
                             over $300 Million         .35%
               of the average daily value of the net assets of the Portfolio

                 RUSSELL 2000(R) INDEX PORTFOLIO SUB-INVESTMENT
                              MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Metropolitan Life Insurance Company, a New York corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Sub-Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Russell 2000(R) Index Portfolio as set forth in the Russell 2000(R) Index Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Russell 2000(R) Index Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Russell 2000(R) Index Portfolio of the Fund with the Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                      Duties of the Sub-Investment Manager

Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Russell 2000(R) Index Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the

Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                          Sub-Investment Management Fee

The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Russell 2000(R) Index Portfolio Investment Management Agreement. Nothing in this Russell 2000(R) Index Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                              The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                  Other Matters

The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                   Duration and Termination of this Agreement

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Russell 2000(R) Index Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                   Definitions

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                          Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                  Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.
                                   ARTICLE 7.
                                     Notices

Notices to be given hereunder shall be addressed to:

                  Fund:             Christopher P. Nicholas
                                    President and Chief Operating Officer
                                    Metropolitan Series Fund, Inc.
                                    One Madison Avenue, Area 6E
                                    New York, New York 10010

        Investment Manager:         John F. Guthrie
                                    Senior Vice-President
                                    MetLife Advisers, LLC
                                    501 Boylston Street
                                    Boston, Massachusetts  02116

        Sub-Investment Manger:      Gary A. Beller, Esq.
                                    Senior Executive Vice-President
                                    and General Counsel
                                    Metropolitan Life Insurance Company
                                    One Madison Avenue, Area 11G
                                    New York, New York  10010

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                  METROPOLITAN SERIES FUND, INC.



                                  By ________________________________
                                      Christopher P. Nicholas, President

Attest:


-----------------------------
Danne L. Johnson, Secretary

                                  ETROPOLITAN LIFE INSURANCE COMPANY




                                  By __________________________________
                                      Gary A. Beller,
                                      Senior Executive Vice-President
Attest:


-------------------------
Assistant Secretary


                                  METLIFE ADVISERS, LLC



                                  By _________________________________
                                      John F. Guthrie, Jr.,
                                      Senior Vice-President
Attest:


----------------------------

                                    Appendix

                    METROPOLITAN LIFE INSURANCE COMPANY, INC.

                         RUSSELL 2000(R) INDEX PORTFOLIO

                      Metropolitan Series Fund Fee Schedule

     The fee for the Portfolio is equal to an amount representing the actual cost (direct and indirect) to Metropolitan of providing the services set forth in this Agreement. Direct costs are based on actual time spent by personnel of Metropolitan involved in managing the Portfolio. Indirect costs are allocated based primarily on the percentage the assets of the Portfolio represent of all assets managed by Metropolitan.

                         SCUDDER GLOBAL EQUITY PORTFOLIO

                       SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Zurich Scudder Investments, Inc., a Delaware corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Scudder Global Equity Portfolio as set forth in the Scudder Global Equity Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Scudder Global Equity

Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Scudder Global Equity Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                      Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Scudder Global Equity Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the

Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.

                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Scudder Global Equity Portfolio Investment Management Agreement. Nothing in this Scudder Global Equity Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the

Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.

                   Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Scudder Global Equity Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.

                          Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.

           Notices to be given hereunder shall be addressed to:

                    Fund:            Christopher P. Nicholas
                                     President and Chief Operating Officer
                                     Metropolitan Series Fund
                                     One Madison Avenue, Area 6E
                                     New York, New York 10010

         Investment Manager:         John F. Guthrie, Jr.
                                     Senior Vice-President
                                     MetLife Advisers, LLC
                                     501 Boylston Street
                                     Boston, Massachusetts 02116

Sub-Investment Manager:              William E. Holzer
                                     Managing Director
                                     Zurich Scudder Investments, Inc.
                                     345 Park Avenue
                                     New York, New York 10154

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                    METROPOLITAN SERIES FUND, INC.


                                    By: ________________________
                                        Christopher P. Nicholas
                                        President
Attest:



-------------------------
Danne L. Johnson
Secretary
                                     METLIFE ADVISERS, LLC


                                     By: _____________________
                                         John F. Gurthrie, Jr.
                                         Senior Vice-President
Attest:


 ---------------------------


                                      ZURICH SCUDDER INVESTMENTS, INC.



                                      By: _____________________________
Attest:


--------------------------------

                                    Appendix

                        ZURICH SCUDDER INVESTMENTS, INC.

                      Metropolitan Series Fund Fee Schedule

                         Scudder Global Equity Portfolio


                       1st $50 Million           .70%
                       next $50 Million          .35%
                       next $400 Million         .30%
                       over $500 Million         .275%
           of the average daily value of the net assets of the Portfolio

                STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

                       SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and State Street Research & Management Company, a Delaware corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Aggressive Growth Portfolio as set forth in the State Street Research Aggressive Growth Portfolio Investment Management Agreement dated May 1, 2001, between the Fund and the Investment Manager (the "State Street Research Aggressive Growth Portfolio Investment Management

Agreement"); and the Fund and the Investment Manager desire to enter into a separate Sub-Investment management agreement with respect to the State Street Research Aggressive Growth Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                      Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Aggressive Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.

                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Aggressive Growth Portfolio Investment Management Agreement. Nothing in this State Street Research Aggressive Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the

Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.

                   Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Aggressive Growth Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.

                          Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.

     Notices to be given hereunder shall be addressed to:

           Fund:           Christopher P. Nicholas
                           President and Chief Operating Officer
                           Metropolitan Series Fund, Inc.
                           One Madison Avenue, Area 6E
                           New York, New York 10010

      Investment Manager:  John F. Guthrie, Jr.
                           Senior Vice-President
                           MetLife Advisers, LLC
                           501 Boylston Street
                           Boston, Massachusetts 02116

Sub-Investment Manager:    Francis J. McNamara, III
                           Executive Vice President, Secretary & General Counsel
                           State Street Research & Management Company
                           One Financial Center
                           Boston, Massachusetts 02111

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                            METROPOLITAN SERIES FUND, INC.


                                            By _____________________________
                                               Christopher P. Nicholas
                                               President

Attest:

-----------------------------
Danne L. Johnson
Secretary

                                             METLIFE ADVISERS, LLC




                                            By _____________________________
                                               John F. Guthrie, Jr.
                                               Senior Vice-President
Attest:



-----------------------------
Assistant Secretary

                                             STATE STREET RESEARCH &
                                             MANAGEMENT COMPANY


                                            By _____________________________


Attest:


-----------------------------
Secretary

                                    Appendix

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                      Metropolitan Series Fund Fee Schedule

                State Street Research Aggressive Growth Portfolio


                             1st $500 Million                    .45%
                             next $500 Million                   .35%
                             next $1.5 Billion                   .30%
                             over $2.5 Billion                   .25%
              of the average daily value of the net assets of the Portfolio.

             STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

                       SUB-INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and State Street Research & Management Company, a Delaware corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Aurora Small Cap Value Portfolio as set forth in the Investment Management Agreement dated May 1, 2001 relating to the State Street Research Aurora Small Cap Value Portfolio between the Fund and the Investment Manager (the "State Street Research Aurora Small Cap Value Portfolio

Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the State Street Research Aurora Small Cap Value Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                      Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Aurora Small Cap Value Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue

Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.

                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Aurora Small Cap Value Investment Management Agreement. Nothing in this State Street Research Aurora Small Cap Value Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

     The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.

                   Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Aurora Small Cap Value Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.

                          Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.

           Notices to be given hereunder shall be addressed to:

                  Fund:    Christopher P. Nicholas
                           President and Chief Operating Officer
                           Metropolitan Series Fund, Inc.
                           One Madison Avenue, Area 6E
                           New York, New York 10010

      Investment Manager:  John F. Guthrie, Jr
                           Senior Vice-President
                           MetLife Advisers, LLC
                           501 Boylston Street
                           Boston, Massachusetts 02116

Sub-Investment Manager:    Francis J. McNamara, III
                           Executive Vice President, Secretary & General Counsel
                           State Street Research & Management Company
                           One Financial Center
                           Boston, Massachusetts 02111

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                          METROPOLITAN SERIES FUND, INC.


                                          -------------------------------------
                                          Christopher P. Nicholas, President
Attest:


---------------------------------
Danne L. Johnson, Secretary
                                          METLIFE ADVISERS, LLC


                                          --------------------------------------
                                          John F. Guthrie, Jr.,
                                          Senior Vice-President


Attest:


-------------------------------------


                               STATE STREET RESEARCH & MANAGEMENT COMPANY, INC.


                               --------------------------------------
                               Name:
                               Title:
Attest:



-----------------------------

                                    Appendix

                STATE STREET RESEARCH & MANAGEMENT COMPANY, INC.


                      Metropolitan Series Fund Fee Schedule

             State Street Research Aurora Small Cap Value Portfolio


                             1st $250 Million          .55%
                             next $250 Million         .50%
                             next$250 Million          .45%
                             next $750 Million         .40%
                of the average daily value of the net assets of the Portfolio

                   STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

                       SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and State Street Research & Management Company, a Delaware corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Diversified Portfolio as set forth in the State Street Research Diversified Portfolio Investment Management Agreement dated May 1, 2001, between the Fund and the Investment Manager (the "State Street Research Diversified Portfolio Investment Management Agreement"); and the

Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the State Street Research Diversified Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                      Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Diversified Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment

Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.

                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Diversified Portfolio Investment Management Agreement. Nothing in this State Street Research Diversified Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.

                   Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2001 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Diversified Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.

        The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.


                          Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.

              Notices to be given hereunder shall be addressed to:

           Fund:           Christopher P. Nicholas
                           President and Chief Operating Officer
                           Metropolitan Series Fund, Inc.
                           One Madison Avenue, Area 6E
                           New York, New York 10010

  Investment Manager:      John F. Guthrie, Jr.
                           Senior Vice President
                           MetLife Advisers, LLC
                           501 Boylston Street
                           Boston, Massachusetts  02116

  Sub-Investment Manager:  Francis J. McNamara, III
                           Executive Vice President, Secretary & General Counsel State Street Research & Management Company
                           One Financial Center
                           Boston, Massachusetts 02111

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                      METROPOLITAN SERIES FUND, INC.



                                      By: ______________________________
                                          Christopher P. Nicholas, President
Attest:

-------------------------
Danne L. Johnson, Secretary

                                      METLIFE ADVISERS, LLC



                                      By: ______________________________
                                          John F. Guthrie, Jr.,
                                          Senior Vice-President
Attest:

-------------------------
Danne L. Johnson, Secretary


                                      STATE STREET RESEARCH
                                      & MANAGEMENT COMPANY



                                      By: ______________________________

Attest:

-------------------------

                                    Appendix

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                      Metropolitan Series Fund Fee Schedule

                   State Street Research Diversified Portfolio


                             1st $250 Million                 .35%
                             nest $250 Million                .30%
                             over $500 Million                .25%

            of the average daily value of the net asses of the Portfolio

                     STATE STREET RESEARCH INCOME PORTFOLIO

                       SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and State Street Research & Management Company, a Delaware corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Income Portfolio as set forth in the State Street Research Income Portfolio Investment Management Agreement dated May 1, 2001, between the Fund and the Investment Manager (the "State Street Research Income Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the State Street Research Income Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                      Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Income Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment

Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.

                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Income Portfolio Investment Management Agreement. Nothing in this State Street Research Income Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the

Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment

Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.

                   Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Income Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.

                          Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.

     Notices to be given hereunder shall be addressed to:

           Fund:           Christopher P. Nicholas
                           President and Chief Operating Officer
                           Metropolitan Series Fund, Inc.
                           One Madison Avenue, Area 6E
                           New York, New York 10010

   Investment Manager:     John F. Guthrie, Jr.
                           Senior Vice-President
                           MetLife Advisers, LLC
                           501 Boylston Street
                           Boston, Massachusetts 02116

 Sub-Investment Manager:   Francis J. McNamara, III
                           Executive Vice President, Secretary & General Counsel
                           State Street Research & Management Company
                           One Financial Center
                           Boston, Massachusetts 02111

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                         METROPOLITAN SERIES FUND, INC.


                                         ------------------------------------
                                         Christopher P. Nicholas, President
Attest:


----------------------------
Danne L. Johnson, Secretary

                                         METLIFE ADVISERS, LLC


                                         ------------------------------------
                                         John F. Guthrie, Jr.,
                                         Senior Vice-President

Attest:


-----------------------

                                         STATE STREET RESEARCH &
                                         MANAGEMENT COMPANY


                                         -----------------------------------
                                         Name:
                                         Title:
Attest:


------------------------

                                    Appendix

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                      Metropolitan Series Fund Fee Schedule

                     State Street Research Income Portfolio

                    1st $150 Million                    .25%
                    next $200 Million                   .20%
                    above $350 Million                  .15%
             of the average daily value of the net assets of the Portfolio.

                STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO
                       SUB-INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and State Street Research & Management Company, a Delaware corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Growth Portfolio as set forth in the State Street Research Investment Trust Portfolio Investment Management Agreement dated May 1, 2001, between the Fund and the Investment Manager (the "State Street Research Investment Trust Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the State Street Research Investment Trust Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                      Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Investment Trust Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company

Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.

                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Portfolio Investment Management Agreement. Nothing in this State Street Research Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the

Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment

Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.

                   Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.

                          Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.

     Notices to be given hereunder shall be addressed to:

    Fund:                 Christopher P. Nicholas
                          President and Chief Operating Officer
                          Metropolitan Series Fund, Inc.
                          One Madison Avenue, Area 6E
                          New York, New York 10010

Investment Manager:       John F. Guthrie, Jr.
                          Senior Vice-President
                          MetLife Advisers, LLC
                          501 Boylston Street
                          Boston, Massachusetts 10010

Sub-Investment Manager:   Francis J. McNamara, III
                          Executive Vice-President, Secretary & General Counsel
                          State Street Research & Management Company
                          One Financial Center
                          Boston, Massachusetts 02111

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                             METROPOLITAN SERIES FUND, INC.



                                             By ______________________________
                                                Christopher P. Nicholas,
                                                President

Attest:


-------------------------------
Danne L. Johnson, Secretary


                                              METLIFE ADVISERS, LLC



                                              By _______________________________
                                                 John F. Guthrie, Jr.,
                                                 Senior Vice-President

Attest:

-------------------------------
Name:
Title:
                                               STATE STREET RESEARCH &
                                               MANAGEMENT COMPANY


                                               By ______________________________
                                                  Francis J. McNamara, III,
                                                  Executive Vice-President

Attest:

-------------------------------
Name:
Title:

                                    Appendix

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                      Metropolitan Series Fund Fee Schedule

                State Street Research Investment Trust Portfolio


                             1st $250 Million                    .40%
                             next $250 Million                   .35%
                             next $1.5 Billion                   .30%
                             above $2 Billion                    .25%

          of the average daily value of the net assets of the Portfolio

                  STATE STREET RESEARCH MONEY MARKET PORTFOLIO
                       SUB-INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and State Street Research & Management Company, a Delaware corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Money Market Portfolio as set forth in the Money Market Portfolio Amended Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "State Street Research Money Market Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate Sub-Investment management agreement with respect to the State Street Research Money Market Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                      Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Money Market Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment

Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.

                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Money Market Portfolio Investment Management Agreement. Nothing in this State Street Research Money Market Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.

                   Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Money Market Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.

                          Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.

           Notices to be given hereunder shall be addressed to:

                    Fund: Christopher P. Nicholas
                          President and Chief Operating Officer
                          Metropolitan Series Fund, Inc.
                          One Madison Avenue, Area 6E
                          New York, New York 10010

    Investment Manager:   John F. Guthrie, Jr.
                          Senior Vice-President
                          MetLife Advisers, LLC
                          501 Boylston Street
                          Boston, Massachusetts 02116

Sub-Investment Manager:   Francis J. McNamara, III
                          Executive Vice President, Secretary & General Counsel
                          State Street Research & Management Company
                          One Financial Center
                          Boston, Massachusetts 02111

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                       METROPOLITAN SERIES FUND, INC.


                                       ------------------------------------
                                       Christopher P. Nicholas, President
Attest:


-------------------------
Danne L. Johnson, Secretary

                                       METLIFE ADVISERS, LLC



                                       ------------------------------------
                                       John F. Guthrie, Jr.,
                                       Senior Vice-President
Attest:


--------------------------


                                       STATE STREET RESEARCH &
                                       MANAGEMENT COMPANY


                                       --------------------------------
                                       Name:
                                       Title:
Attest:


------------------------------

                                    Appendix

                   STATE STREET RESEARCH & MANAGEMENT COMPANY


                      Metropolitan Series Fund Fee Schedule

                  State Street Research Money Market Portfolio


       0.25% of the average daily value of the net assets of the Portfolio

                    T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
                       SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company and T. Rowe Price Associates, Inc., a Maryland corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the T. Rowe Price Large Cap Growth Portfolio as set forth in the T.

Rowe Price Large Cap Growth Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "T. Rowe Price Large Cap Growth Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the T. Rowe Price Large Cap Growth Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                    ARTICLE 1

                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's T. Rowe Price Large Cap Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company

Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify the Sub-Investment Manager thereof in writing, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     The Sub-Investment Manager agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain best execution at favorable security prices; provided that, on behalf of the Portfolio, the Sub-Investment Manager may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") or in accord with any other applicable laws or regulations, a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Investment

Manager determines in good faith that such commission is reasonable in relation to the brokerage and research service provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub- Investment Manager with respect to the accounts as to which it exercises investment discretion.

     On occasions when the Sub-Investment Manager deems the purchase of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Investment Manager, the Sub-Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Investment Manager in the manner the Sub-Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Registration Statement of the Fund, as from time to time amended, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                    ARTICLE 2

                          Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the T. Rowe Price Large Cap Growth Portfolio Investment Management Agreement. Nothing in this T. Rowe Price Large Cap Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub- Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

     The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                  Other Matters

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Registration Statement, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                    ARTICLE 3

                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the T. Rowe Price Large Cap Growth Portfolio Investment Management Agreement.

                                    ARTICLE 4

                                   Definitions

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                    ARTICLE 6

                                  Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control. ARTICLE 7

                                     Notices

         Notices to be given hereunder shall be addressed to:

         Fund:            Christopher P. Nicholas
                          President and Chief Operating Officer
                          Metropolitan Series Fund, Inc.
                          One Madison Avenue, Area 6E
                          New York, New York 10010

Investment Manager:       John F. Guthrie, Jr.
                          Senior Vice-President
                          MetLife Advisers, LLC
                          501 Boylston Street
                          Boston, Massachusetts 02116

         Sub-Investment
         Manager:          John Cammack
                           Managing Director
                           T. Rowe Price Associates, Inc.
                           100 East Pratt Street
                           Baltimore Maryland 21202

         Copy to:          Henry H. Hopkins, Esq.
                           T. Rowe Price Associates, Inc.
                           100 East Pratt Street
                           Baltimore Maryland 21202

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.



                                           METROPOLITAN SERIES FUND, INC.

                                           By: _________________________________
                                               Christopher P. Nicholas
                                               President
Attest:
----------------------------
Danne L. Johnson
Secretary


                                           METLIFE ADVISERS, LLC

                                           By: _________________________________
                                               John F. Guthrie, Jr.
                                               Senior Vice-President
Attest:


------------------------------



                                           T. ROWE PRICE ASSOCIATES, INC.



                                           By: _________________________________
                                               Darrell N. Braman
Attest:

------------------------------

                                    APPENDIX

                         T. ROWE PRICE ASSOCIATES, INC.

                      Metropolitan Series Fund Fee Schedule

                    T. Rowe Price Large Cap Growth Portfolio


                       0.500% on the first $50 Million
                       0.400% thereafter
          of the average daily value of the net assets of the Portfolio

                    T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

                       SUB-INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and T. Rowe Price Associates, Inc., a Maryland corporation (the "Sub-Investment Manager");

                              W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the T. Rowe Price Small Cap Growth Portfolio as set forth in the T. Rowe Price Small Cap Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "T. Rowe Price Small Cap Growth Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the T. Rowe Price Small Cap Growth Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                    ARTICLE 1

                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's T. Rowe Price Small Cap Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify the Sub-Investment Manager thereof in writing, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     The Sub-Investment Manager agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain best execution at favorable security prices; provided that, on behalf of the Portfolio, the Sub-Investment Manager may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") or in accord with any other applicable laws or regulations, a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Investment Manager determines in good faith that such commission is reasonable in relation to the brokerage and research service provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub- Investment Manager with respect to the accounts as to which it exercises investment discretion.

     On occasions when the Sub-Investment Manager deems the purchase of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Investment Manager, the Sub-Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Investment Manager in the manner the Sub-Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                    ARTICLE 2

                          Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the T. Rowe Price Small Cap Growth Portfolio Investment Management Agreement. Nothing in this T. Rowe Price Small Cap Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub- Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                  Other Matters

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                    ARTICLE 3

                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the

Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the T. Rowe Price Small Cap Growth Portfolio Investment Management Agreement.

                                    ARTICLE 4

                                   Definitions

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                    ARTICLE 5

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                    ARTICLE 6

                                  Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                    ARTICLE 7

                                     Notices

         Notices to be given hereunder shall be addressed to:

         Fund:             Christopher P. Nicholas
                           Vice-President and Chief Operating Officer
                           Metropolitan Series Fund, Inc.
                           One Madison Avenue, Area 6E
                           New York, New York 10010

Investment Manager:        John F. Guthrie, Jr.
                           Senior Vice-President
                           MetLife Advisers, LLC
                           501 Boylston Street
                           Boston, Massachusetts 02116

Sub-Investment
Manager:                   John Cammack
                           Managing Director
                           T. Rowe Price Associates, Inc.
                           100 East Pratt Street
                           Baltimore Maryland 21202

Copy to:                   Henry H. Hopkins, Esq.
                           T. Rowe Price Associates, Inc.
                           100 East Pratt Street
                           Baltimore Maryland 21202

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                           METROPOLITAN SERIES FUND, INC.



                                           By  ________________________
                                               Christopher P. Nicholas
                                               President
Attest:


------------------------
Danne L. Johnson
Secretary
                                           METLIFE ADVISERS, LLC



                                           By  _____________________
                                               John F. Guthrie, Jr.
                                               Senior Vice-President
Attest:


-------------------------

                                           T. ROWE PRICE ASSOCIATES, INC.



                                           By  _______________________
                                               Darrell N. Braman
Attest:


-------------------------

                                    APPENDIX

                         T. ROWE PRICE ASSOCIATES, INC.

                      Metropolitan Series Fund Fee Schedule

                    T. Rowe Price Small Cap Growth Portfolio


                      1st 100 Million           .35%
                      next $300 Million         .30%
                      above $400 Million        .25%
          of the average daily value of the net assets of the Portfolio